UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 8, 2007

Date of Report (Date of earliest event reported)

HEALTH CARE PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3760 Kilroy Airport Way
Suite 300
Long Beach, California 90806
(Address of principal executive offices)  (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

As previously reported on a current report on Form 8-K filed on October 12, 2006, on October 5, 2006 the registrant completed acquisitions of CNL Retirement Properties, Inc. (“CRP”) and CNL Retirement Corp., the external advisor to CRP (the “Advisor”) (together the “CRP Acquisitions”). HCP is filing this Form 8-K to provide financial information with respect to the CRP Acquisitions, CRP and the Advisor. Specifically, this current report on Form 8-K provides: (1) the registrant’s unaudited pro forma condensed consolidated financial statements relating to the CRP Acquisitions, which are attached hereto as Exhibit 99.1; (2) CRP’s unaudited condensed financial statements as of September 30, 2006 and for the nine months ended September 30, 2006 and 2005, which are attached hereto as Exhibit 99.2 and (3) the Advisor’s unaudited condensed financial statements as of September 30, 2006 and for the nine months ended September 30, 2006 and 2005, which are attached hereto as Exhibit 99.3. The information in Exhibits 99.1, 99.2 and 99.3 is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                  Exhibits.  The following exhibits are being filed herewith:

99.1            HCP Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2006, and for the year ended December 31, 2005 and the nine months ended September 30, 2006

99.2            CRP Financial Statements as of September 30, 2006 and for the nine months ended September 30, 2006 and 2005

99.3            Advisor Financial Statements as of September 30, 2006 and for the nine months ended September 31, 2006 and 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2007	By:	/s/ Edward J. Henning
Edward J. Henning
Senior Vice President, General Counsel and
Corporate Secretary